SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 24, 2007 (October 18, 2007)

RG AMERICA, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-80429	75-2823489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1507 Capital Avenue, Suite 101
Plano, Texas 75074

(Address of Principal Executive Offices) (Zip Code)

(972) 919-4774

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01: Entry into a Material Definitive Agreement

On October 18, 2007, Registrant and its following subsidiaries: Restoration Group America 2003, Inc., a Texas corporation, Restoration Group America, Inc., a Texas corporation (“Restoration Group America”), RG Restoration, Inc., a Texas corporation, RG Insurance Services, Inc., a Texas corporation, CTFD, Inc., a Texas corporation, CTFD Marine, Inc., a Texas corporation, RG Risk Management, Inc., a Texas corporation (“RGRM”), Invvision Funding, Inc., a Texas corporation, Practical Building Solutions 2000, Inc., a Texas corporation, and RG Florida GC, Inc., a Florida corporation (collectively, the “Seller”) entered into an Asset Purchase and Indemnity Agreement (the “Agreement”) dated as of October 16, 2007 with Fireline Restoration, Inc., a Florida corporation (the “Purchaser”), and Home Solutions of America, a Delaware corporation and the parent company of the Purchaser (“HSOA”).

Under the terms of the Agreement, the Seller shall sell to the Purchaser (i) certain equipment and vehicles used in the restoration and construction business and (ii) Restoration Group America’s PropertySMARTTM risk management program (the “Assets”). The purchase price for the Assets is (i) HSOA’s obtaining the release by Laurus Master Fund, Ltd. (“Laurus”) of all debt owed by the Seller to Laurus and Laurus’ liens on the Assets and (ii) the amounts due to RGRM under the Royalty Agreement between HSOA and RGRM (the “Royalty Agreement”).

The foregoing descriptions of the Agreement and the Royalty Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts of such agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference thereto.

Item 9.01: Financial Statements and Exhibits

Exhibit Number	Description
10.1
Asset Purchase and Indemnity Agreement, dated as of October 16, 2007, by and among Fireline Restoration, Inc., a Florida corporation (the “Purchaser”), Registrant and its following subsidiaries: Restoration Group America 2003, Inc., a Texas corporation, Restoration Group America, Inc., a Texas corporation, RG Restoration, Inc., a Texas corporation, RG Insurance Services, Inc., a Texas corporation, CTFD, Inc., a Texas corporation, CTFD Marine, Inc., a Texas corporation, RG Risk Management, Inc., a Texas corporation, Invvision Funding, Inc., a Texas corporation, Practical Building Solutions 2000, Inc., a Texas corporation, and RG Florida GC, Inc., a Florida corporation (collectively, the “Seller”) and Home Solutions of America, Inc., a Delaware corporation and parent company of the Purchaser.

10.2	Royalty Agreement by and between Home Solutions of America, a Delaware corporation, and RG Risk Management, Inc., a Texas corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RG AMERICA, INC.

Date: October 24, 2007	By:	/s/ James A. Rea
James A. Rea
Chief Executive Officer